UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 5, 2022

Date of Report (Date of earliest event reported)

Pacifico Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40801	86-2422615
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Pacifico Capital LLC 521 Fifth Avenue 17th Floor New York, NY	10175
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 886 8892

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PAFO	NASDAQ Capital Market
Rights	PAFOR	NASDAQ Capital Market
Units	PAFOU	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement

On April 5, 2022, Pacifico Acquisition Corp., a Delaware corporation (“SPAC”), entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) by and among (i) Caravelle International Group, a Cayman Islands exempted company and a direct wholly owned subsidiary of the Company (“PubCo”), (ii) Pacifico International Group, a Cayman Islands exempted company and a direct wholly owned subsidiary of PubCo (“Merger Sub 1”), (iii) Pacifico Merger Sub 2 Inc., a Delaware corporation and a direct wholly owned subsidiary of PubCo (“Merger Sub 2” and, together with PubCo and Merger Sub 1, each, individually, an “Acquisition Entity” and, collectively, the “Acquisition Entities”), and (iv) Caravelle Group Co., Ltd., a Cayman Islands exempted company (the “Company”).

Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Merger Agreement.

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, (i) Merger Sub 1 will merge with and into the Company (the “Initial Merger”) whereby the separate existence of Merger Sub 1 will cease and the Company will be the surviving corporation of the Initial Merger and become a wholly owned subsidiary of PubCo, and (ii) following confirmation of the effective filing of the Initial Merger, Merger Sub 2 will merge with and into SPAC (the “SPAC Merger” and together with the Initial Merger, the “Mergers”), the separate existence of Merger Sub 2 will cease and SPAC will be the surviving corporation of the SPAC Merger and a direct wholly owned subsidiary of PubCo.

As a result of the Mergers, among other things, (i) all outstanding Company Ordinary Shares will be cancelled in exchange for 50,000,000 PubCo ordinary shares, (ii) each outstanding SPAC Unit will be automatically detached, (iii) each unredeemed outstanding share of SPAC Common Stock will be cancelled in exchange for the right to receive one (1) PubCo Ordinary Share, (iv) every ten (10) outstanding SPAC Rights will be cancelled and cease to exist in exchange for one (1) PubCo Ordinary Share, and (v) each SPAC UPO will automatically be cancelled and cease to exist in exchange for one (1) PubCo UPO.

Earnout

Following the Closing, and as additional contingent consideration for the Mergers and the other Transactions, within ten (10) Business Days after the occurrence of an Earnout Event, PubCo shall issue or cause to be issued to certain shareholders of the Company (the “Earnout Participants”) the following additional PubCo Ordinary Shares (which shall be equitably adjusted for share subdivisions, share consolidations, share dividends, reorganizations, recapitalizations, reclassifications, combination, exchange of shares or other like change or transaction): (i) upon the occurrence of Earnout Event I, a one-time issuance of 15,000,000 Earnout Shares; and (ii) upon the occurrence of Earnout Event II, a one-time issuance of 20,000,000 Earnout Shares.

For purposes hereof:

●	“Earnout Event I” means PubCo reporting consolidated revenue of no less than $200,000,000 for the six months ending June 30, 2023, provided that such financial statements have been reviewed by PubCo’s independent auditors.

●	“Earnout Event II” means PubCo reporting audited consolidated revenue of no less than $450,000,000 for the year ending December 31, 2023.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties of the parties, which will not survive the Closing. Many of the representations and warranties are qualified by materiality or Company Material Adverse Effect (with respect to the Company) or SPAC Material Adverse Effect (with respect to SPAC). “Material Adverse Effect” as used in the Merger Agreement means with respect to the Company or SPAC, as applicable, any event, state of facts, development, change, circumstance, occurrence or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (i) the business, assets and liabilities, results of operations or financial condition of the applicable party and its subsidiaries, taken as a whole or (ii) the ability of such party or any of its subsidiaries to consummate the Transactions, in each case subject to certain customary exceptions. Certain of the representations are subject to specified exceptions and qualifications contained in the Merger Agreement or in information provided pursuant to certain disclosure schedules to the Merger Agreement.

The Merger Agreement also contains pre-closing covenants of the parties, including obligations of the parties to operate their respective businesses in the ordinary course consistent with past practice, and to refrain from taking certain specified actions without the prior written consent of the other applicable parties, in each case, subject to certain exceptions and qualifications. Additionally, the parties have agreed not to solicit, negotiate or enter into competing transactions, as further provided in the Merger Agreement. The covenants do not survive the Closing (other than those that are to be performed after the Closing).

SPAC and the Company agreed, as promptly as practicable after the execution of the Merger Agreement, to prepare, and SPAC and PubCo have agreed to file with the SEC, a registration statement on Form F-4 (as amended, the “F-4 Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the PubCo Ordinary Shares pursuant to the Merger Agreement, and containing a proxy statement/prospectus for the purpose of SPAC soliciting proxies from the stockholders of SPAC to approve the Merger Agreement, the Transactions and related matters (the “SPAC Stockholder Approval”) at a special meeting of SPAC stockholders (the “Stockholder Meeting”) and providing such stockholders an opportunity, in accordance with SPAC’s organizational documents and initial public offering prospectus, to have their shares of SPAC Common Stock redeemed (the “Redemptions”).

PubCo agreed to take all action within its power so that effective at the Closing, the entire board of directors of PubCo will consist of no less than seven (7) individuals, of whom (i) one (1) will be designated by SPAC, and (ii) six (6) will be designated by the Company, of which four (4) must qualify as an “independent director” under stock exchange regulations applicable to PubCo, and which shall comply with all diversity requirements under applicable Law, each such director to hold office in accordance with the PubCo Governing Documents.

In addition, PubCo agreed to amend and restate its Memorandum of Association and Articles of Association (the “PubCo Governing Documents”) at or before the Closing by the passing of a shareholder special resolution. The PubCo Governing Documents will include customary provisions for a memorandum of association and articles of association of a Cayman Islands publicly traded company that is traded on Nasdaq or NYSE.

Conditions to the Parties’ Obligations to Consummate the Mergers

Under the Merger Agreement, the obligations of the parties to consummate (or cause to be consummated) the Transactions are subject to a number of customary conditions for special purpose acquisition companies, including, among others, the following: (i) the approval of the Mergers and the other stockholder proposals required to approve the Transactions by SPAC’s stockholders and the Company’s shareholders, (ii) all specified approvals or consents (including governmental and regulatory approvals) and all waiting or other periods have been obtained or have expired or been terminated, as applicable, (iii) the effectiveness of the F-4 Registration Statement, (iv) PubCo’s initial listing application with Nasdaq or NYSE shall have been conditionally approved and, immediately following the Closing, PubCo shall satisfy any applicable initial and continuing listing requirements of Nasdaq or NYSE and PubCo shall not have received any notice of non-compliance therewith, (v) the PubCo Ordinary Shares having been approved for listing on Nasdaq or NYSE, subject to round lot holder requirements, and (vi) SPAC having a minimum of $5,000,001 of net tangible assets on its pro forma consolidated balance sheet after giving effect to the Closing (after giving effect to any Redemptions and any PIPE Investment).

The obligations of SPAC to consummate (or cause to be consummated) the Transactions are also subject to, among other things (i) the representations and warranties of the Company and of each Acquisition Entity being true and correct, subject to the materiality standards contained in the Merger Agreement, (ii) material compliance by the Company and each Acquisition Entity with its pre-closing covenants, and (iii) no Company Material Adverse Effect, (iv) obtaining all approvals, waivers or consents from any third parties set forth and described on Section 9.2(d) of the Company Disclosure Letter, (v) receiving PIPE Subscription Agreements within two months after the date of the Merger Agreement, pursuant to which PIPE Investors have committed to provide equity financing to PubCo with the total PIPE Investment Amount of $60,000,000 solely for purposes of consummating the Transactions, (vi) Company obtaining executed counterparts to the Shareholder Support Agreement from all the Key Company Shareholders, (vii) the termination of voting agreements listed on Section 3.17 of the Company Disclosure Letter, and (viii) PubCo obtaining executed counterparts to the Lock-Up Agreement from the Company Shareholders holding at least 3.5% of the outstanding shares of the Fully-Diluted Company Ordinary Shares and directors, officers and Affiliates of the Company who own any Company Shares.

The obligations of the Company to consummate (and cause to be consummated) the Transactions are also subject to, among other things (i) the representations and warranties of SPAC being true and correct, subject to the materiality standards contained in the Merger Agreement, (ii) material compliance by SPAC with its pre-closing covenants, subject to the materiality standards contained in the Merger Agreement, (iii) no SPAC Material Adverse Effect, (iv) the available Minimum Cash Amount being at least $4 million, (v) SPAC obtaining executed counterparts to the Sponsor Support Agreement from all the Sponsors.

Termination Rights

The Merger Agreement contains certain termination rights, including, among others, the following: (i) upon the mutual written consent of SPAC and the Company, (ii) if the consummation of the Transactions is prohibited by law, (iii) if the Closing has not occurred on or before August 31, 2022, (iv) in connection with a breach of a representation, warranty, covenant or other agreement by a party which is not capable of being cured within 15 days after receipt of such breach, subject to the materiality standards contained in the Merger Agreement, (v) by either SPAC or the Company if the board of directors of the other party publicly changes its recommendation with respect to the Merger Agreement and Transactions and related stockholder or shareholder approvals under certain circumstances detailed in the Merger Agreement, (vi) by either SPAC or the Company if the Stockholder Meeting is held and SPAC Stockholder Approval is not received, (vii) by SPAC if the PIPE Subscription Agreements have not been entered into within two months after the date of the Merger Agreement, or (viii) by SPAC if the Company does not receive the written consent of its shareholders to the Merger Agreement and related approvals within ten business days after the F-4 Registration Statement has become effective.

If there is any Terminating Company Breach or Terminating SPAC Breach, SPAC or the Company, respectively, has the right to terminate the Merger Agreement after the cure period of 15 days and charge the $500,000 break-up fee. If the Company has not deposited the extension fee pursuant to the Merger Agreement, SPAC has the right to terminate the Merger Agreement and the Company is obligated to pay SPAC $1,000,000 break-up fee. The Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and the foregoing description thereof is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement provides investors with information regarding its terms and is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement were made as of the execution date of the Merger Agreement only and are qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual statements of fact about the parties.

Shareholder Support Agreement

Contemporaneously with the execution of the Merger Agreement, SPAC, PubCo, the Company and Key Company Shareholders entered into a voting and support agreement (the “Shareholder Support Agreement”), pursuant to which, among other things, (a) Key Company Shareholders agreed (i) not to transfer and will vote their Company Ordinary Shares in favor of the Merger Agreement (including by execution of written resolutions), the Mergers and the other Transactions, (ii) to consent to the termination of any Side Letters (if any), effective at Closing. The Company shareholders party to the Shareholder Support Agreement collectively have a sufficient number of votes to approve the Merger.

The Shareholder Support Agreement and all of its provisions will terminate and be of no further force or effect upon the earlier of the unanimous written agreement of all the parties to the Shareholder Support Agreement and termination of the Merger Agreement pursuant to its terms. Upon such termination of the Shareholder Support Agreement, no party shall have any liability hereunder other than for its willful and material breach of the Shareholder Support Agreement prior to such termination; provided, however, that no party to the Shareholder Support Agreement shall be relieved from any liability to the other party hereto resulting from a willful breach of the Merger Agreement.

The Shareholder Support Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Shareholder Support Agreement.

Sponsor Support Agreement

Contemporaneously with the execution of the Merger Agreement, SPAC, Sponsor, PubCo, and the Company entered into a Sponsor Support Agreement , pursuant to which, among other things, Sponsor (i) will not transfer and will vote its shares of SPAC Common Stock or any additional shares of SPAC Common Stock it acquires prior to the SPAC Stockholder Meeting in favor of the Merger Agreement, the Mergers and the other Transactions and each of the Transaction Proposals, (ii) will not redeem any shares of SPAC Common Stock in connection with the SPAC Merger, and (iii) waives its anti-dilution rights under the SPAC Charter.

The Sponsor Support Agreement and all of its provisions will terminate and be of no further force or effect upon the earlier of the unanimous written agreement of all the parties to the Sponsor Support Agreement and termination of the Merger Agreement pursuant to its terms. Upon such termination, no party shall have any liability hereunder other than for its willful and material breach of the Sponsor Support Agreement prior to such termination; provided, however, that no party to the Sponsor Support Agreement shall be relieved from any liability to the other party hereto resulting from a willful breach of the Sponsor Support Agreement.

The Sponsor Support Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Sponsor Support Agreement.

Lock-Up Agreement

Concurrently with the execution of the Merger Agreement, SPAC, PubCo and the shareholders of Company Ordinary Shares entered into separate Lock-Up Agreements (each a “Lock-Up Agreement”), pursuant to which the securities of PubCo held by such shareholders will be locked-up and subject to transfer restrictions for a period of time following the Closing, as described below, subject to certain exceptions. The securities held by such shareholders will be locked-up until the earliest of: (i) six-month anniversary of the date of the Closing; and (ii) subsequent to the Closing, the date on which PubCo consummates a liquidation, merger, capital stock exchange, reorganization, or other similar transaction that results in all of PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property.

A form of the Lock-Up Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Lock-Up Agreement.

Amended and Restated Registration Rights Agreement

Concurrently with the execution of the Merger Agreement, SPAC, PubCo, the Company, certain holders of Company Ordinary Shares, certain shareholders of SPAC Common Stock, and the holders of the private SPAC Units entered into an Amended and Restated Registration Rights Agreement pursuant to which, among other things, PubCo agreed to provide the above holders with certain rights relating to the registration for resale of the PubCo Ordinary Shares that they will receive by Closing.

A form of the Amended and Restated Registration Rights Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the form of the Amended and Restated Registration Rights Agreement.

Item 7.01. Regulation FD Disclosure

On April 6, 2022, SPAC and the Company issued a joint press release announcing the execution of the Merger Agreement described in Item 1.01 above. The press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference. Notwithstanding the foregoing, information contained on the websites of SPAC, the Company or any of their affiliates referenced in Exhibit 99.1 or linked therein or otherwise connected thereto does not constitute part of nor is it incorporated by reference into this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of SPAC under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1.

Important Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between SPAC, PubCo and the Company. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, SPAC and PubCo intend to file relevant materials with the SEC, including a registration statement on Form F-4, which will include a proxy statement/prospectus. The proxy statement/prospectus will be sent to all SPAC stockholders. SPAC and PubCo also will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of SPAC are urged to read the F-4 Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by SPAC through the website maintained by the SEC at www.sec.gov or by directing a request to SPAC to c/o Pacifico Capital LLC, 521 Fifth Avenue 17th Floor, New York, NY 10175 or via email at edwardwang@pacificocorp.com.

Participants in the Solicitation

SPAC, PubCo and the Company, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from SPAC’s stockholders in connection with the proposed transaction. Information about SPAC’s directors and executive officers and their ownership of SPAC’s securities is set forth in SPAC’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of SPAC, PubCo or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction between SPAC, PubCo and the Company. Such forward-looking statements include, but are not limited to, statements regarding the closing of the transaction and SPAC’s, the Company’s or their respective management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on SPAC’s and the Company’s current expectations and beliefs concerning future developments and their potential effects on SPAC, the Company, PubCo or any successor entity of the transaction and include statements concerning (i) the Company’s ability to scale its constellation, (ii) the Company’s ability to meet image quality expectations and continue to offer superior unit economics, (iii) the Company’s ability to become or remain an industry leader, (iv) the Company’s ability to address all commercial applications for satellite imagery or address a certain total addressable market, (v) expectations regarding cash on the balance sheet following closing and whether such cash will be sufficient to meet the Company’s business objectives and (vi) the expected timing of closing the transaction. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of SPAC, PubCo and the Company. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of SPAC’s securities, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by SPAC’s stockholders, the satisfaction of the minimum trust account amount following any redemptions by SPAC’s public stockholders and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the inability to complete the PIPE Investment, (v) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results and business generally, (vi) risks that the transaction disrupts current plans and operations of the Company, (vii) changes in the competitive and highly regulated industries in which the Company operates, variations in operating performance across competitors and changes in laws and regulations affecting the Company’s business, (viii) the ability to implement business plans, forecasts and other expectations after the completion of the transaction, and identify and realize additional opportunities, (ix) the risk of downturns in the commercial launch services, satellite and spacecraft industry, (x) the outcome of any legal proceedings that may be instituted against the Company, PubCo or SPAC related to the Merger Agreement or the transaction, (xi) volatility in the price of SPAC’s or any successor entity’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which the Company operates or plans to operate, variations in performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure, (xii) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, (xiii) the risk that the Company and its current and future collaborators are unable to successfully develop and commercialize the Company’s products or services, or experience significant delays in doing so, (xiv) the risk that the Company may never achieve or sustain profitability, (xv) the risk that the Company may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, (xvi) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations, (xvii) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations, (xviii) the risk of product liability or regulatory lawsuits or proceedings relating to the Company’s products and services, (xix) the risk that the Company is unable to secure or protect its intellectual property and (xx) the risk that the post-combination company’s securities will not be approved for listing on Nasdaq, NYSE or another stock exchange or if approved, maintain the listing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of SPAC’s Registration Statement on Form S-1, the registration statement on Form F-4 and proxy statement/prospectus discussed above and other documents filed or to be filed by SPAC, PubCo and/or or any successor entity of the transaction from time to time with the SEC (including SPAC’s quarterly filings). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and SPAC, PubCo and the Company assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of SPAC, PubCo or the Company give any assurance that any of SPAC, PubCo or the Company will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1*	Agreement and Plan of Merger, dated as of April 5, 2022, by and among SPAC, PubCo, Merger Sub 1, Merger Sub 2 and the Company.
10.1	Form of Shareholder Support Agreement.
10.2	Form of Sponsor Support Agreement.
10.3	Form of Lock-up Agreement.
10.4	Form of Amended and Restated Registration Rights Agreement.
99.1	Joint Press Release, dated April 6, 2022.
104	Cover Page Interactive Data File (formatted as inline XBRL).

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). SPAC agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2022

PACIFICO ACQUISITION CORP.

By:	/s/ Edward Cong Wang
Name:	Edward Cong Wang
Title:	Chief Executive Officer